UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2018

HNI Corporation
(Exact name of registrant as specified in charter)

Iowa	1-14225	42-0617510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East Second Street, P.O. Box 1109, Muscatine, Iowa  52761-0071
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (563) 272-7400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 7, 2018, the Board of Directors adopted the Second Amended and Restated By-laws of HNI Corporation (the "By-laws") to supersede and replace the existing by-laws of the Corporation. The By-laws include the following revisions, among others:

•	Section 2.02 includes certain procedures for shareholders to call a special meeting of the shareholders.

•
Section 2.16 changes the requirement for advance notice for shareholder proposals for the annual meeting to be delivered not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting of the shareholders. Accordingly, to be considered at the Corporation’s 2019 annual meeting of shareholders, shareholder proposals must be received at the Corporation’s executive offices between January 8, 2019 and February 7, 2019. Notice previously was required between 60 and 90 days prior to the preceding year's annual meeting of the shareholders. The advance notice requirement has certain exceptions for proposals submitted in accordance with Exchange Act Rule 14a-8 or in the event the Corporation moves the date of its annual meeting as specified in the By-laws.

•
Section 3.03(a) provides that the number of directors constituting the Board shall be fixed by a resolution adopted by the Board. Prior to the change, the number of Directors was set at eleven, but the By-laws could be amended by the Board from time to time to adjust the number of Directors.

•	Section 3.13 and certain other changes throughout the By-laws provide flexibility to allow for combined or separate Chief Executive Officer and Chairman of the Board roles.

•	Section 3.18 allows for committee action upon the affirmative vote of a majority of the members present, rather than the previously required unanimous vote.

•	Section 6.14 adds a provision specifying the sole and exclusive forum for certain proceedings relating to the Corporation will be a state or federal district court within the State of Iowa.

In addition, certain other technical and non-substantive amendments were made in various sections of the By-laws.

The above description of the amendments to the By-laws is qualified in its entirety by reference to the full text of the By-laws, an unmarked copy of which is filed as Exhibit 3.1, and a marked copy of which is filed as Exhibit 3.2 (marked against the Corporation's prior by-laws), which are incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	HNI Corporation Second Amended and Restated By-laws, effective August 7, 2018
3.2	HNI Corporation Second Amended and Restated By-laws, effective August 7, 2018, marked to show changes resulting from the amendment and restatement reported in this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION
Date:	August 7, 2018	By	/s/ Steven M. Bradford
Steven M. Bradford Senior Vice President, General Counsel and Secretary